Exhibit 99.2

Notice of Availability of Proxy-Related Materials for the

Annual Meeting of ENBRIDGE INC.

(Beneficial Shareholders)

Throughout this notice, Enbridge and our means Enbridge Inc. and you, your, and shareholder mean a registered holder of common shares of Enbridge.

You are receiving this notice because Enbridge is using notice and access to deliver to you our Management Information Circular and other proxy-related materials, including our 2019 Annual Report, for our Annual Meeting of Shareholders by providing you with electronic access to the documents instead of mailing paper copies. You will receive a voting instruction form with this notice so you can vote your shares.

Annual Meeting Date and Location

When: May 5, 2020 1:30 p.m. (Mountain Daylight Time)	or	Where:	Virtual Meeting via live audio webcast online at https://web.lumiagm/114256836. See “How do I attend and participate at the Meeting” on page 7 of the Management Information Circular or your voting instruction form for instructions on how to attend the Annual Meeting online.

Items of business to be voted on at the Annual Meeting

The following items of business are described in the “Business of the Meeting” section of the Management Information Circular.

Refer to the Management
Information Circular
1.	Election of Directors – Resolution to elect the director nominees identified in the Management Information Circular to serve as directors until the end of our next annual shareholder meeting.	Pages 9 - 21

2.	Appointment of Auditors – Resolution to appoint PricewaterhouseCoopers LLP as our independent auditors and authorizing the directors to set their remuneration.	Pages 21 - 22

3.	Reconfirmation of Shareholder Rights Plan – Resolution to amend, reconfirm and approve our shareholder rights plan.	Pages 22 – 23

4.	Ratification of By-Law No. 1 – Resolution to ratify, confirm and approve the amendments to General By-Law No.1 of Enbridge.	Pages 23 – 24

5.	Advisory Vote on Executive Compensation – Non-binding advisory vote to approve our approach to executive compensation.	Page 24

PLEASE REVIEW OUR MANAGEMENT INFORMATION CIRCULAR PRIOR TO VOTING.

The Management Information Circular and 2019 Annual Report are available at:

https://materials.proxyvote.com/29250N or www.sedar.com

How to Obtain Paper Copies of the Management Information Circular and 2019 Annual Report

Shareholders may request to receive paper copies of the Management Information Circular and/or 2019 Annual Report by mail and at no cost for up to one year from March 20, 2020, by using the following methods and entering your Control Number located on the enclosed voting instruction form. You will not be sent another voting instruction form, so please retain the one mailed to you so you can vote your shares.

Online at www.proxyvote.com.

By telephone toll free at 1-877-907-7643 (within North America) or 1-905-507-5450 (outside North America).

To ensure you receive the materials in advance of the voting deadline, all requests should be received no later than 5:00 p.m., Mountain Daylight Time, on Monday, April 27, 2020.

We also provide paper copies of the Management Information Circular and/or our 2019 Annual Report to shareholders who have standing instructions to receive, or for whom Enbridge has otherwise received a request to provide, paper copies of materials.

How to Vote Your Shares

YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must use one of the following voting methods, which are also outlined in your enclosed voting instruction form.

	Canada (and elsewhere other than the U.S.)	United States

Internet:	Follow the instructions at www.proxyvote.com using the 16 digit Control Number from your voting instruction form.

Telephone:	1-800-474-7493 (English)	1-800-454-8683 (United States)
1-800-474-7501 (French)

You will need the 16 digit Control Number on your voting instruction form to vote by telephone.

Mail:	Return your voting instruction form in the accompanying postage prepaid envelope to:

	Data Processing Centre	Proxy Services
	P.O. Box 3700, Stn Industrial Park	P.O. Box 9104
	Markham, Ontario L3R 9Z9	Farmingdale, New York
	Canada	11735-9533 USA

Subject to the next paragraph, to be valid your voting instructions must be received by 1:30 p.m., Mountain Daylight Time, on Friday, May 1, 2020, or, in the case of any adjournment or postponement of the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned or postponed meeting.

Notwithstanding the previous paragraph, your voting instruction form may provide for an earlier voting deadline in order to process your votes in a timely manner. To ensure your votes are counted, you should ensure your voting instruction form is submitted in the timeline provided for on such voting instruction form.

For instructions on how to attend the Annual Meeting online and vote your Enbridge shares as the proxyholder of the registered shareholder at the Annual Meeting, see your enclosed voting instruction form or “How do I attend and participate at the Meeting” on page 7 of the Management Information Circular.

If you have any questions about this notice, or to obtain paper copies of the Management Information Circular and/or 2019 Annual Report after the meeting date, please contact our Investor Relations line at 1-800-481-2804 (within North America).